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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2001

Preview Systems, Inc.
(Exact name of Registrant as specified in its charter)

000-28329
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0485517 (I.R.S. Employer Identification No.)

1000 SW Broadway, Suite 1750
Portland, Oregon 97205
(Address of principal executive offices, with zip code)

(503) 220-2300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

    On July 17, 2001, Preview Systems, Inc., a Delaware corporation (the "Company"), completed the sale of certain non-cash assets related to the Company's electronic software distribution business to Aladdin Knowledge Systems, Ltd., an Israeli corporation ("Buyer") for an aggregate purchase price of approximately $5 million dollars, pursuant to an Asset Purchase Agreement dated May 17, 2001 (the "Agreement"). Prior to execution of the Agreement, there has been no material relationship between Buyer and the Company or any of the Company's officers, directors or affiliates.

    The Agreement was amended as of July 17, 2001 to allow the Company to grant a non-exclusive license to Matsushita Electric Industrial Co., Ltd. of certain non-cash assets related to the Company's electronic music distribution business.

    A press release dated July 18, 2001 announcing, among other things, the consummation of the Agreement is included herein as Exhibit 99.1, and is incorporated by reference into this Item 2.

Item 5. Other Events.

    On July 5, 2001, the Company executed a Source Code License Agreement (the "License Agreement") with Matsushita Electric Industrial Co., Ltd. ("MEI"), to grant a non-exclusive license of certain non-cash assets related to the Company's electronic music distribution business for an aggregate license fee of approximately $1 million dollars.

    A press release dated July 9, 2001 announcing the signing of the License Agreement is included herein as Exhibit 99.2, and is incorporated by reference into this Item 5.

    At the Company's 2001 Annual Stockholder Meeting held on July 13, 2001, the stockholders approved a Plan of Liquidation and Dissolution for the Company (the "Plan of Dissolution"). The stockholders also voted to (i) approve the sale of assets to Aladdin Knowledge Systems, Ltd., pursuant to the terms of the Agreement, (ii) elect two directors to the Company's Board of Directors and (iii) ratify the selection of independent accountants for fiscal year 2001.

    A press release dated July 13, 2001 announcing the results of the 2001 Annual Meeting of Stockholders is included herein as Exhibit 99.3, and is incorporated by reference into this Item 5.

    The Company has announced that a final record date of July 25, 2001 (the "Final Record Date") has been established. At the close of business on such date, the Company will close its stock transfer books and discontinue recording transfers and sales of shares of its common stock. All liquidating distributions will be made to stockholders according to their holdings of the Company's common stock as of the Final Record Date.

    It is currently anticipated that at the close of business on July 25, 2001, the Company will file the requisite dissolution documents with the appropriate authorities and will also request that it be delisted from the Nasdaq National Market, after which time all trading of its common stock will cease.

    An initial cash distribution amount to stockholders of $3.50 per share with an anticipated distribution date of August 10, 2001 has been approved by the Board of Directors of the Company. The Company will retain a contingency reserve of approximately $5.3 million to ensure it will be able to meet its legal obligations that may arise during the wind down period, which is expected to be completed in mid 2004. The Company expects to make subsequent distributions, as appropriate, during the course of the wind down period as non-cash assets are converted to cash and liabilities are settled.

    In connection with the Plan of Dissolution, the Company has adopted the liquidation basis of accounting effective July 1, 2001.

    A press release dated July 19, 2001 announcing the financial results for the second quarter of 2001, the Final Record Date and the amount of the initial liquidating distribution is included herein as Exhibit 99.5, and is incorporated by reference into this Item 5.

    Effective as of July 20, 2001, the Company's headquarters will be relocated to its Portland facility at 1000 SW Boardway, Suite 1750, Portland, Oregon 97205.

Item 7. Financial Statements and Exhibits

  (a)
  Financial Information.

    It is currently impracticable for the Company to provide the required financial statements. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than 60 days from the date of the required 8-K filing.

  (b)
  Exhibits.

2.1	Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd. Incorporated by reference to Exhibit A to Schedule 14(A), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated June 6, 2001 (File No. 000-28329).
2.2	Amendment No. 1 to Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd., effective as of July 17, 2001.
99.1	Press Release dated July 18, 2001 announcing the consummation of the sale of assets to Aladdin Knowledge Systems, Ltd.
99.2	Press Release dated July 9, 2001 announcing the license of assets to Matsushita Electric Industrial Co., Ltd.
99.3	Press Release dated July 13, 2001 announcing the results of the 2001 Annual Meeting of Stockholders.
99.4
Plan of Liquidation and Dissolution. Incorporated by reference to Exhibit B to Schedule 14(A), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated June 6, 2001 (File No. 000-28329).
99.5	Press Release dated July 19, 2001 announcing the financial results for the second quarter of 2001, the Final Record Date and the amount of the initial liquidating distribution.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVIEW SYSTEMS, INC.
Date: July 19, 2001	By:	/s/ Vincent Pluvinage Vincent Pluvinage Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd. Incorporated by reference to Exhibit A to Schedule 14(A), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated June 6, 2001 (File No. 000-28329).
2.2	Amendment No. 1 to Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd., effective as of July 17, 2001.
99.1	Press Release dated July 18, 2001 announcing the consummation of the sale of assets to Aladdin Knowledge Systems, Ltd.
99.2	Press Release dated July 9, 2001 announcing the license of assets to Matsushita Electric Industrial Co., Ltd.
99.3	Press Release dated July 13, 2001 announcing the results of the 2001 Annual Meeting of Stockholders.
99.4
Plan of Liquidation and Dissolution. Incorporated by reference to Exhibit B to Schedule 14(A), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated June 6, 2001 (File No. 000-28329).
99.5	Press Release dated July 19, 2001 announcing the financial results for the second quarter of 2001 and the Final Record Date.

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Item 2. Acquisition or Disposition of Assets
Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS